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                                                                    EXHIBIT 23.2
                         CONSENT OF ARTHUR ANDERSEN LLP

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated January 28, 2000 included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-42600, 333-42602, 333-42604, 333-42606, 333-59193 and 333-71838 on Form S-8.

/s/ Arthur Andersen LLP

Atlanta, Georgia
March 25, 2002